UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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abrdn Emerging Markets ex-China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABRDN EMERGING MARKETS EX-CHINA FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 28, 2025

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of abrdn Emerging Markets ex-China Fund, Inc. (formerly, abrdn Emerging Markets Equity Income Fund, Inc.) (the "Fund") (the "Annual Meeting") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 28, 2025 at 10:00 a.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposal (the "Proposal") and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal: Election of Common Share Director
To elect one Class II Director, to serve for a three-year term.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on April 7, 2025 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to stockholders on or about April 14, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, May 28, 2025: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at https://www.abrdnaef.com/. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Emerging Markets ex-China Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 14, 2025
Philadelphia, Pennsylvania

ABRDN EMERGING MARKETS EX-CHINA FUND, INC.
("AEF" or the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on May 28, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board," with members of the Board being referred to as "Directors") to be voted at the Annual Meeting of Stockholders of the Fund (formerly, abrdn Emerging Markets Equity Income Fund, Inc.) (the "Meeting") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 28, 2025, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. A Notice of Annual Meeting of Stockholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed on or about April 14, 2025 to stockholders of record as of April 7, 2025.

The purpose of the Meeting is to consider and act upon the following proposal (the "Proposal") and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal: Election of Common Share Director
To elect C. William Maher as a Class II Director, to serve for a three-year term.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" the Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on the Proxy Card. Stockholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

The presence at the Meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of the Proposal, the affirmative vote of a majority of the votes of common stock cast at a meeting at which a quorum is present is necessary for the election of a Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. There will be no cumulative voting with respect to the proposal. For purposes of the election of Directors, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

The Board has adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015 (the "Corporate Governance Guidelines"). The Corporate Governance Guidelines include (i) a resignation policy which generally provides that a director who is not an "interested person," as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund or the Fund's investment adviser (each an "Independent Director," and collectively, the "Independent Directors") in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, and such Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (x) engagement of the existing investment adviser of the Fund or (y) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present at the time the Meeting is called to order, the chairman of the Meeting or the holders of a majority of the stockholders entitled to vote at the Meeting present in person or by proxy will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a stockholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

We will admit to the Meeting (1) all stockholders of record on April 7, 2025 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker. The Board has fixed the close of business on April 7, 2025 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares of capital stock, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of the Fund were issued and outstanding:

AEF  40,601,424 common shares

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 28, 2025, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103: The Proxy Materials and the Fund's most recent annual report for the fiscal year ended December 31, 2024 are available on the Internet at https://www.abrdnaef.com/. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2024 and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal: Election of Common Share Director

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. As of the date of this Proxy Statement, there are two Class I Directors, one Class II Director and one Class III Director. Consistent with the Board's retirement policy, Mr. Steven Rappaport, the Fund's current Class III Director, is retiring effective as of this Meeting, which would result in an imbalance amongst the Director classes upon his retirement. To keep the three classes of Directors as balanced as possible, at its meeting on March 11, 2025, the Board determined to realign the classes and voted to redesignate Ms. Nancy Yao, a current Class I Director with a term ending in 2027, as a Class III Director, to fill the vacancy on the Board of Directors created by Mr. Rappaport's retirement at the Meeting. Ms. Yao's appointment as a Class III Director will be effective as of Mr. Rappaport's retirement, and she will hold office until the Fund's next annual meeting of stockholders in 2026 or until her successor is elected and qualifies.

At the Meeting, it is proposed that stockholders of the Fund consider the reelection of the Class II Director nominee described below. If elected, the nominee is entitled to hold office until the annual meeting of stockholders of the Fund in the year noted below or until his or her successor is elected and qualifies. The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement. The nominee for election to the Board is as follows:

C. William Maher  Class II Director, 3-year term ending in 2028

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the person indicated above to serve as a common stock Director. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.

The following tables set forth certain information regarding the nominee for election to the Board of the Fund, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director
Nominee for Independent Director:
C. William Maher**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class II Director; Chair of the Audit Committee; Current term ends at the 2028 annual meeting, if elected Director since 2018	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Independent Directors:
Nancy Yao**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Currently, Class I Director; with term ending at the 2027 annual meeting; Class III Director effective as of the 2025 Annual Meeting with term ending at the 2026 annual meeting Director since 2018

Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

			8 Registrants consisting of 8 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors:
Rahn K. Porter**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class I Director; Current term ends at the 2027 annual meeting Director since 2018

Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.

			6 Registrants consisting of 23 Portfolios	Director of CenturyLink Investment Management Company since 2006; Director of Blackridge Financial, Inc. from 2004 to 2019.

*  As of the date of this proxy statement, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  Current directorships (excluding Fund Complex) as of the date of this proxy statement held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

†  Member of the Audit Committee.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

The Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Fund's investment adviser, abrdn Investments Limited (the "Investment Adviser"), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and to the Fund.

A Director's ability to perform his or her duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Ms. Yao—financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Maher—experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer; and Mr. Porter—business experience and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the abrdn fund complex.

The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** abrdn Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President—Compliance of the Fund	Since 2017

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Sharon Ferrari** abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2011	Currently, Senior Director—Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Katie Gebauer** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Chief Executive Officer and President	Chief Executive Officer and President Since 2024; Fund Officer Since 2009

Currently, Executive Director, Vice President and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Fund	Since 2012	Currently, Senior Product Solutions and Implementation Manager, Product Management and Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. in 2006.
Robert Hepp** abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Fund	Since 2022	Currently. Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG United Kingdom Year of Birth: 1972	Vice President of the Fund	Since 2009	Currently, Global Head of Public Markets, Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Megan Kennedy** abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2009	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President of the Fund	Since 2022	Currently, Senior Product Governance Manager—US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Michael Marsico** abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Fund	Since 2022	Currently, Senior Product Manager—US for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG United Kingdom Year of Birth: 1973	Vice President of the Fund	Vice President Since 2024; Fund Officer Since 2009

Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US for abrdn.

Nick Robinson abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG United Kingdom Year of Birth: 1978	Vice President of the Fund	Since 2011

Currently, Senior Investment Director for abrdn Investments Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of abrdn's operations in São Paulo, Brazil from 2009 to 2016.

Kolotioloma Silue** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President of the Fund	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2009

Currently, Vice President and Head of Product Management and Governance—Americas. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

Michael Taggart** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of the Fund	Since 2024

Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Each Officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of April 1, 2025:

Name of Director or Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Aberdeen Family of Investment Companies(2)
Nominee for Independent Directors:
C. William Maher	$50,001 — $100,000	$50,001 — $100,000
Independent Director:
Nancy Yao	$1 — $10,000	$50,001 — $100,000
Rahn K. Porter	$50,001 — $100,000	Over $100,000

(1)  "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Aberdeen Family of Investment Companies" means those registered investment companies that share abrdn or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 1, 2025, the Directors and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of April 1, 2025, none of the Independent Directors or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Fund. As of April 1, 2025, Mr. Goodson and Ms. Ferrari did not own shares of the Fund's common stock.

BOARD AND COMMITTEE STRUCTURE

As of the Meeting, the Board is composed of three Directors who are each an Independent Director. The Fund's bylaws provide that the Board to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

As of the Meeting, the Board has appointed Mr. Porter, an Independent Director, as Chair. The Chair presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (the "Nominating Committee") (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE American listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

The Audit Committee consists of all the Independent Directors, was established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. As of the Meeting, the members of the Audit Committee are Messrs. C. William Maher and Rahn K. Porter and Ms. Nancy Yao.

The Board has adopted an Audit Committee Charter for its Audit Committee, the current copy of which is available on the Fund's website at https://www.abrdnaef.com/.

Nominating Committee; Consideration of Potential Director Nominees

The Fund has established a Nominating Committee to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Directors and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. As of the Meeting, the members of the Nominating Committee are Messrs. C. William Maher and Rahn K. Porter and Ms. Nancy Yao.

The Nominating Committee makes nominations to fill vacancies for directors of the Fund and submits such nominations to the full Board. No director may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective director candidates. The Nominating Committee generally considers the background, experience, qualifications, attributes, skills and diversity that a prospective director will bring to the Board. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee shall consider Director candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for the Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its directors, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE American listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate.

A copy of the written Nominating Committee Charter is available on the Fund's website at https://www.abrdnaef.com/.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment management and business affairs and oversee other service providers in connection with the services they provide to the Fund. Each of the Investment Adviser, the Fund's administrator, and the Fund's other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Retirement Policy

The Board has adopted a retirement policy that seeks to balance the need for fresh perspectives against the benefits that the experience and institutional memory of existing Director may provide and seeks to enhance the overall effectiveness of the Board. The Board's policy states that no Director candidate shall be presented to stockholders of the Fund for election at any meeting that is scheduled to occur after he or she has reached the age of 76. In addition, each Director shall automatically be deemed to retire from the Board at the next annual stockholders' meeting following the date he or she reaches the age of 76 years, even if his or her tenure of office has not expired on that date. Where no annual stockholders meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 76.

Board and Committee Meetings in Fiscal Year 2024

During the fiscal year ended December 31, 2024, the Board held five regular meetings. The Audit Committee held four meetings during the fiscal year ended December 31, 2024. The Nominating Committee held one meeting during the fiscal year ended December 31, 2024. During the fiscal year ended December 2024, each continuing

Director attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which he or she served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Director(s) c/o abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Director Attendance at Annual Meetings of Stockholders

The Fund has not established a policy with respect to Director attendance at annual meetings of stockholders.

REPORTS OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected, and the Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), located at 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending December 31, 2024. Representatives from KPMG are not expected to attend the Meeting to make a statement or respond to questions from stockholders. If requested by any stockholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Audit Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit Committee concerning independence, and have discussed with KPMG its independence. The Audit Committee met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2024 in February 2025.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended December 31:

	2024	2023
Audit Fees(1)	$71,200	$68,500
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0
Total	$71,200	$68,500

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Investment Adviser, and any service provider to a Fund controlling, controlled by or under common control with the Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG LLP billed during the Fund's last two fiscal years for non-audit services to the Fund, the Investment Adviser and any Covered Service Providers:

Fiscal Year Ended	Total Non- Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2024	$0	$0	$629,124	$629,124
December 31, 2023	$0	$0	$1,171,994	$1,171,994

All of the services described in the table above were pre-approved by the Audit Committee.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Independent Directors and to the Board for their ratification, the selection, retention or termination of, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons to employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by, or under common control with any Covered Service Provider that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independent auditor's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors for the fiscal year ended December 31, 2024. The total compensation paid to the Directors from the Fund Complex is provided for the calendar year ended December 31, 2024. All officers of the Fund are employees of and are compensated by abrdn Inc., the Fund's administrator, the Investment Adviser or an affiliate. None of the Fund's executive officers or Directors who are also officers or directors of abrdn Inc., the Investment Adviser or an affiliate received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund for Fiscal Year Ended December 31, 2024	Total Compensation from Fund and Fund Complex Paid to Directors*
Nancy Yao	$58,875	$408,198
C. William Maher	$67,275	$308,107
Rahn K. Porter	$58,875	$293,387
Steven N. Rappaport	$76,725	$76,725

*  See the "Directors" table for the number of funds within the Fund Complex that each Director serves.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the Investment Adviser and affiliates thereof, and persons who beneficially own more than 10% of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE American.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal period ended December 31, 2024, the Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Relationship of Directors or Nominees with the Investment Adviser and Administrator abrdn Investments Limited, the Fund's investment adviser, is a United Kingdom corporation with its registered office located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. The Investment Adviser is an indirect wholly-owned subsidiary of Aberdeen Group plc, formerly known as abrdn plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Aberdeen Group plc, abrdn Investments Limited and their advisory affiliates are collectively referred herein to as "Aberdeen".

In rendering investment advisory services, the Investment Adviser may use the resources of investment advisor subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen affiliates, including the Fund, as associated persons of the Investment Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Adviser, serves as the Fund's administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. abrdn Inc. also provides investor relations services to the Fund under an investor relations services agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR OF THE FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Adviser, or the Fund's administrator.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of the proxy and will receive an estimated fee of $2,500 and be reimbursed for its reasonable expenses, which are expected to be between approximately $825 and $1,350.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 14, 2025. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC as of April 7, 2025, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London, X0 EC3V0AS	12,830,704	31.6	%(1)
Common Stock	Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive Charlotte, NC 28203	5,055,631	10.0	%(2)
Common Stock	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,295,495	6.49	%(2)

(1)  As of February 28, 2025

(2)  As of December 31, 2024

Stockholder Proposal.

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act, the stockholder proposal must be received by the Fund no later than December 15, 2025. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Bylaws of the Fund, at any annual meeting of the stockholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder. Under Maryland law, and pursuant to the Fund's Bylaws, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a stockholder, including the nomination of persons to the Board, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund, c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103 no later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such stockholder to be timely must be so received not later than the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any stockholder proposals for the Meeting not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from stockholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record. If a stockholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of stockholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Directors,

Megan Kennedy, Secretary
abrdn Emerging Markets ex-China Fund, Inc.

ABRDN EMERGING MARKETS EX-CHINA FUND, INC.	EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 28, 2025

Please detach at perforation before mailing.

PROXY	ABRDN EMERGING MARKETS EX-CHINA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of abrdn Emerging Markets ex-China Fund, Inc., (formerly, abrdn Emerging Markets Equity Income Fund, Inc.) (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Emerging Markets ex-China Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 28, 2025, at 10:00 a.m. Eastern time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AEF_34493_040925

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDERS’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Emerging Markets Ex-China Fund, Inc.

Stockholders Meeting to be held on May 28, 2025, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.abrdnaef.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposal	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL.

1.	To elect one Class II Director of the Fund, for a three-year term until the 2028 Annual Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
01.	C. William Maher	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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